                                                                    EXHIBIT 10.2


                                  SYBASE, INC.
             1991 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                         (As Amended on March 13, 1998)

      1.    Purpose

            This Amended and Restated Sybase, Inc. 1991 Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of Sybase, Inc. ("Sybase") and participating subsidiaries (together, the "Company") to acquire an equity interest in the Company through the purchase of shares of Sybase common stock (the "Common Stock").

      2.    Administration

            The Plan shall be administered by the Board of Directors of Sybase (or a committee of "disinterested" directors no fewer in number than required by Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") as in effect with respect to the Company from time to time, which in either case is referred to as the "Board") in accordance with Rule 16b-3. The Board may from time to time select a committee or persons (the "Administrator"), to be responsible for any matters for which a "disinterested administrator" is not required by Rule 16-b. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), the Administrator may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all participants.

      3.    Number of Shares

            (a) The Company has reserved for sale under the Plan 7,500,000 shares of Common Stock (after giving effect to the November 1993 2-for-1 stock split) less any shares sold under the Sybase 1991 Amended and Restated Foreign Subsidiary Employee Stock Purchase Plan. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan, regardless of source, shall be counted against the 7,500,000 share limitation.

            (b) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights, or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

      4.    Eligibility Requirements

            (a) Each employee of the Company, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date on or following commencement of his or her employment by the Company or following such period of employment as is designated by the Board from time to time. Participation in the Plan is entirely voluntary.

            (b)   The following employees are not eligible to participate in the
Plan:

                  (i) employees who would, immediately upon enrollment in the Plan, own directly or indirectly, or hold options or rights to acquire stock possessing, five percent or more of the total combined voting power or value of all classes of stock of Sybase or any subsidiary of Sybase;

                  (ii) employees who are customarily employed by the Company less than 20 hours per week or less than five months in any calendar year; and

                  (iii) employees who are prohibited by the laws of the nation of their residence or employment from participating in the Plan.

Employees who are also directors or officers of the Company may participate only in accordance with Rule 16b-3 of the Securities and Exchange Commission.

            (c) "Employee" shall mean any individual who is an employee of the Company or a Participating Subsidiary within the meaning of Section 3401(c) of the Code and the Treasury Regulations thereunder. "Subsidiary" shall mean any corporation described in Section 425(e) or (f) of the Code. "Participating Subsidiary" shall mean a subsidiary which has been designated by the Administrator as covered by the Plan.

      5.    Enrollment

            Any eligible employee may enroll or re-enroll in the Plan each year as of the first trading day of (i) the month immediately following the closing of the Company's initial public offering of shares of its Common Stock on a Registration Statement on Form S-1 (except that if such closing occurs during the last month of a fiscal quarter (e.g. September), then the first Enrollment Date will be the first trading day of the second month of the quarter immediately following the closing (e.g. November)), (ii) the sixth month following such month, and (iii) each yearly anniversary of such months (e.g. any March and September or May and November), or such other days as may be established by the Board from time to time (the "Enrollment Dates"). In order to enroll, an eligible employee must complete, sign, and submit to the Company an enrollment form. Any enrollment form received by the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Administrator from time to time, will be effective on that Enrollment Date. For purposes of the Plan, a "trading day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

      6.    Grant of Option on Enrollment

            (a) Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of an option to purchase shares of Common Stock from the Company under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires.

            (b) Except as provided in Section 9, each option granted under the Plan shall have the following terms:

                  (i) each option granted under the Plan will have a term of not more than 24 months or such shorter option period as may be established by the Board from time to time; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 24 months after the Enrollment Date for such option, or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date or (B) the date on which the employee's participation in the Plan terminates for any reason;

                  (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

                  (iii) purchase of shares upon exercise of the option will be effected only on the Purchase Dates established in accordance with Section 8;

                  (iv) the price per share under the option will be determined as provided in Section 8;

                  (v) the number of shares available for purchase under the option will, unless otherwise established by the Board before an Enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

                  (vi) the option (taken together with all other options then outstanding under this and all other similar stock purchase plans of Sybase and any subsidiary of Sybase, collectively "Options") will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, less the fair market value of any shares accrued and already purchased during such year under Options which have expired or terminated, determined at the applicable Enrollment Dates; and

                  (vii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

      7.    Payroll and Tax Withholding; Use by Company

            (a) Each participant shall elect to have amounts withheld from his or her compensation paid by the Company during the option period, at a rate equal to any whole percentage up to a maximum of 10 percent, or such lesser percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, annual and quarterly performance bonuses, hire-on bonuses, cash recognition awards, commissions, overtime pay, shift premiums, and elective contributions by the participant to qualified employee benefit plans, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to the Company, not later than 15 days before such Enrollment Date, of a written notice indicating the revised withholding rate.

            (b) Payroll withholdings shall be credited to an account maintained for purposes of the Plan on behalf of each participant, as soon as administratively feasible after the withholding occurs. The Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

            (c) Upon disposition of shares acquired by exercise of an option, the participant shall pay, or make provision adequate to the Company for payment of, all federal, state, and other tax (and similar) withholdings that the Company determines, in its discretion, are required due to the disposition, including any such withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payments that the Company determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company to claim tax deductions or other benefits in connection with the exercise of the option.

      8.    Purchase of Shares

            (a) On the last trading day of each month immediately preceding a month containing an Enrollment Date, or on such other days as may be established by the Board from time to time, prior to an Enrollment Date for all options to be granted on an Enrollment Date (each a "Purchase Date"), the Company shall apply the funds then credited to each participant's payroll withholdings account to the purchase of whole shares of Common Stock. The cost to the participant for the shares purchased under any option shall be not less than 85 percent of the lower of:

                  (i) the fair market value of the Common Stock on the Enrollment Date for such option; or

                  (ii) the fair market value of the Common Stock on that Purchase Date.

The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on such date on any established stock exchange or market system if the Common Stock is traded on such an exchange or market system (and the largest such exchange or market system if the Common Stock is traded on more than one), if the Common Stock is not so traded then the mean between the bid and asked prices for Common Stock on such date as quoted on NASDAQ or reported in The Wall Street Journal or similar publication if such prices are so quoted or reported, or the fair market value on such date as determined by the Administrator if shares of Common Stock are not so traded, quoted, or reported.

            (b) Any funds in an amount less than the cost of one share of Common Stock left in a participant's payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date, and any additional amount shall be distributed to the participant
 .

            (c) If at any Purchase Date, the shares available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to participants as soon as administratively feasible.

      9.    Grant of Additional Options

            In addition to the options which may be granted under Section 6 of this Plan, the Board, in its sole discretion, may grant, to each employee satisfying the eligibility requirements of Section 4, additional options, for a term not to exceed 27 months and for an identical number of shares. The options granted hereunder shall be subject to the limitations of Section 6(b)(v) and 6(b)(vi); provided, however, that immediately before the grant of such additional options, the limitations imposed thereby upon each recipient's Options subject to payroll withholdings shall be adjusted to the minimum extent necessary to permit the grant. The option price shall not be less than 85% of the lower of (i) the fair market value of the stock on the grant date for such option, or (ii) the fair market value on the date of exercise. The option will be subject to such additional terms and conditions, not inconsistent with the terms of the Plan as interpreted by the Administrator, as may be established from time to time by the Board.

      10.   Withdrawal from the Plan

            A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a participant's payroll withholdings account shall be distributed to him or her without interest within 60 days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

      11.   Termination of Employment

            Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant's payroll withholdings account; provided, however, that if a participant ceases to be employed by the Company because of the commencement of employment with a Subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such participant's payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date and any funds remaining after such purchase shall be paid to the participant.

      12.   Designation of Beneficiary

            (a) Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company and shall control over any disposition by will or otherwise.

            (b) As soon as administratively feasible after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

      13.   Assignment

            (a) The rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

            (b) A participant's right to purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator.

      14.   Administrative Assistance

            If the Administrator in its discretion so elects, it may retain a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section 13(b).

      15.   Costs

            All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

      16.   Equal Rights and Privileges

            All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the related Treasury Regulations. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 16 shall take precedence over all other provisions of the Plan.

      17.   Applicable Law

            The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

      18.   Modification and Termination

            (a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment shall be effective unless within 12 months after it is adopted by the Board, it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy, if such amendment would:

                   (i) increase the number of shares reserved for purchase under the Plan; or

                  (ii) require shareholder approval in order to comply with SEC Rule 16b-3.

            (b) In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

            (c) In the event of the sale of all or substantially all of the assets of Sybase or the Company, or the merger of Sybase or the Company with or into another corporation, or the dissolution or liquidation of Sybase, a Purchase Date shall occur on the trading day immediately preceding the date of such event, unless otherwise provided by the Board in its sole discretion, including provision for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof.

      19.   Rights as an Employee

            Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the Company's right to terminate the employment of any person at any time with or without cause.

      20.   Rights as a Shareholder; Delivery of Certificates

            Unless otherwise determined by the Board, certificates evidencing shares purchased on any Purchase Date shall be delivered to participants as soon as administratively feasible. Participants shall be treated as the owners of their shares effective as of the Purchase Date.

      21.   Board and Shareholder Approval

            The Plan was approved by the Board of Directors on April 30, 1991, and by the holders of a majority of the votes cast at a duly held shareholders' meeting on June 13, 1991, at which a quorum of the voting power of the Company was represented in person or by proxy. As amended and restated to adopt amendments not requiring shareholder approval, the Plan was approved by the Board of Directors on July 30, 1991. The Plan was amended by the Board of Directors on January 28, 1993, January 27, 1994, January 24, 1995 and January 21, 1997 and such amendments were approved by the holders of a majority of the votes cast at a duly held shareholders' meeting on May 18, 1993, May 24, 1994, May 23, 1995, and May 20, 1997 respectively. The Plan also was amended by the Board of Directors on March 13, 1998.

                                       SYBASE, INC.


                                       By:   /s/ MITCHELL L. GAYNOR
                                           -------------------------------
                                       Its:  Vice President, General
                                             Counsel and Secretary
                                       Date: March 13, 1998

                                  SYBASE, INC.
                            1991 AMENDED AND RESTATED
                 FOREIGN SUBSIDIARY EMPLOYEE STOCK PURCHASE PLAN
                           (As Amended March 13, 1998)

      1.    Purpose

            This Amended and Restated Sybase, Inc. 1991 Foreign Subsidiary Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of designated subsidiaries of Sybase, Inc. ("Sybase" or the "Company") to acquire an equity interest in the Company through the purchase of shares of Sybase common stock (the "Common Stock").

      2.    Administration

            The Plan shall be administered by the Board of Directors of Sybase or a committee (the "Committee") selected from time to time by the Board. Subject to the express provisions of the Plan and to the overall supervision of the Board, the Committee may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all participants. If and to the extent that Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") becomes applicable to the Plan, the Board and the Committee shall use their best efforts to cause the Plan to be administered in accordance therewith.

      3.    Number of Shares

            (a) The Company has reserved for sale under the Plan 7,500,000 shares of Common Stock (after giving effect to the November 1993 2-for-1stock split) less any shares sold under the Sybase 1991 Amended and Restated Employee Stock Purchase Plan. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan, regardless of source, shall be counted against the 7,500,000 share limitation.

            (b) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights, or other similar change in the capital structure of the Company, the Committee may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

      4.    Designation of Subsidiaries; Employee Eligibility Requirements

            (a) The Board may at any time designate one or more Subsidiaries as participating in the Plan. The names of all Participating Subsidiaries shall be shown on Exhibit A to the Plan, which shall be amended from time to time to reflect additions and deletions of Participating Subsidiaries; failure to show a Participating Subsidiary on Exhibit A shall not, however, prevent otherwise eligible employees of that Subsidiary from participating in the Plan. No Subsidiary participating in the Company's 1991 Employee Stock Purchase Plan may be designated for participating in the Plan.

            (b) Each employee of a Participating Subsidiary, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date on or following commencement of his or her employment by the Participating Subsidiary or following such period of employment as is designated by the Board from time to time. Participating in the Plan is entirely voluntary.

            (c) Except to the extent otherwise determined by the Board or provided by the Plan, the following employees are not eligible to participate in the Plan:

                  (i) employees who would, immediately upon enrollment in the Plan, own directly or indirectly, or hold options or rights to acquire stock possessing, five percent or more of the total combined voting power or value of all classes of stock of Sybase or any subsidiary of Sybase;

                  (ii) employees who are customarily employed by the Participating Subsidiary less than 20 hours per week or less than five months in any calendar year; and

                  (iii) employees who are prohibited by the laws of the nation of their residence or employment from participating in the Plan.

Employees who are also directors or officers of the Company may participate only in accordance with Rule 16b-3 of the Securities and Exchange Commission.

            (d) "Employee" shall mean any individual who is an employee of a Participating Subsidiary within the meaning of Section 3401(c) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. "Subsidiary" shall mean any corporation described in Section 425(e) or (f) of the Code. "Participating Subsidiary" shall mean a subsidiary which has been designated by the Committee as covered by the Plan.

      5.    Enrollment

            Any eligible employee may enroll or re-enroll in the Plan each year as of the first trading day of (i) the month immediately following the closing of the Company's initial public offering of shares of its Common Stock on a Registration Statement on Form S-1 (except that if such closing occurs during the last month of a fiscal quarter (e.g., September), then the first Enrollment Date will be the first trading day of the second month of the quarter immediately following the closing (e.g., November)), (ii) the sixth month following such month, and (iii) each yearly anniversary of such months (e.g., any March and September or May and November), or such other days as may be established by the Board from time to time (the "Enrollment Dates"). In addition, for purposes of participating in the Plan by an eligible employee following termination of such employee's participation in the Sybase 1991 Amended and Restated Employee Stock Purchase Plan (the "U.S. Plan") a deemed Enrollment Date may be designated corresponding to the employee's most recent Enrollment Date under the U.S. Plan. In order to enroll, an eligible employee must complete, sign, and submit to the Company or the Participating Subsidiary an enrollment form. Any enrollment form received by the

Participating Subsidiary or the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Committee from time to time, will be effective on that Enrollment Date. For purposes of the Plan, a "trading day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

      6.    Grant of Option on Enrollment

            (a) Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of an option to purchase shares of Common Stock from the Company under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires.

            (b) Except as provided in Section 9 or Section 11, each option granted under the Plan shall have the following terms unless otherwise determined by the Board:

                  (i) each option granted under the Plan will have a term of not more than 24 months or such shorter option period as may be established by the Board from time to time; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 24 months after the Enrollment Date for such option, or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date or (B) the date on which the employee's participation in the Plan terminates for any reason;

                  (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

                  (iii) purchase of shares upon exercise of the option will be effected only on the Purchase Dates established in accordance with Section 8;

                  (iv) the price per share under the option will be determined as provided in Section 8;

                  (v) the number of shares available for purchase under an option will, unless otherwise established by the Board before an enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

                  (vi) the option (taken together with all other options then outstanding under this and all other similar stock purchase plans of Sybase and any subsidiary of Sybase, collectively "Options") will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, less the fair market value of any shares accrued and already purchased during such year under Options which have expired or terminated, determined at the applicable Enrollment Dates; and

                  (vii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Committee from time to time.

      7. Payroll and Tax Withholding; Use by Participating Subsidiary and the Company

            (a) Each participant shall elect to have amounts withheld from his or her compensation and paid to the Company during the option period, at a rate equal to any whole percentage up to a maximum of 10 percent, or such lesser percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, annual and quarterly performance bonuses, hire-on bonuses, cash recognition awards, commissions, overtime pay, shift premiums, and elective contributions by the participant to qualified employee benefit plans, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to the Participating Subsidiary, not later than 15 days before such Enrollment Date, of a written notice indicating the revised withholding rate.

            (b) Payroll withholdings shall be credited to an account maintained for purposes of the Plan on behalf of each participant in local currency, as soon as administratively feasible after the withholding occurs. The Participating Subsidiary and the Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

            (c) Upon disposition of shares acquired by exercise of an option, the participant shall pay, or make provision adequate to the Company and the Participating Subsidiary for payment of, all federal, state, and other tax (and similar) withholdings that the Company or the Participating Subsidiary determines, in its discretion, are required due to the disposition, including any such withholding that the Company or the Participating Subsidiary determines, in its discretion, is necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payment that the Company or the Participating Subsidiary determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the exercise of the option.

      8.    Purchase of Shares

            (a) On the last trading day of each month immediately preceding a month containing an Enrollment Date, or on such other days as may be established by the Board from time to time, prior to an Enrollment Date for all options to be granted on an

Enrollment Date (each a "Purchase Date"), the Company shall convert each participant's account balance, including amounts carried forward pursuant to
Section 8(b) below, to U.S. Dollars determined as of such Purchase Date (or applying such formula as may be established by the Administrator) and shall apply the funds then credited to each participant's payroll withholdings account to the purchase of whole shares of Common Stock. The cost to the participant for the shares purchased under any option shall be not less than 85 percent of the lower of:

                  (i) the fair market value of the Common Stock on the Enrollment Date for such option; or

                  (ii) the fair market value of the Common Stock on that Purchase Date.

            The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on such date on any established stock exchange or market system if the Common Stock is traded on such an exchange or market system (and the largest such exchange or market system if the Common Stock is traded on more than one), if the Common Stock is not so traded then the mean between the bid and asked prices for Common Stock on such date as quoted on NASDAQ or reported in The Wall Street Journal or similar publication if such prices are so quoted or reported, or the fair market value on such date as determined by the Committee if shares of Common Stock are not so traded, quoted, or reported.

            (b) Any funds in an amount less than the cost of one share of Common Stock left in a participant's payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date, and any additional amount shall be distributed to the participant.

            (c) If at any Purchase Date, the shares available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to participants as soon as administratively feasible.

      9.    Grant of Additional Options

            In addition to the options which may be granted under Section 6 of this Plan, the Committee, in its sole discretion, may grant, to each employee of a Participating Subsidiary satisfying the eligibility requirements of Section 4, additional options, for a term not to exceed 27 months and for an identical number of shares. The options granted hereunder shall be subject to the limitations of Section 6(b)(v) and 6(b)(vi); provided, however, that immediately before the grant of such additional options, the limitations imposed thereby upon each recipient's Options subject to payroll withholdings shall be adjusted to the minimum extent necessary to permit the grant. The option price shall not be less than 85% of the lower of (i) the fair market value of the stock on the grant date for such option, or (ii) the fair market value on the date of exercise. The option will be subject to such additional terms and conditions, not inconsistent with the terms of the Plan as interpreted by the Committee, as may be established from time to time by the Board.

      10.   Withdrawal from the Plan

            A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a participant's payroll withholdings account shall be distributed to him or her without interest within 60 days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

      11.   Termination of Employment

            (a) Except as provided in Section 11(b) below, participation in the Plan terminates immediately when a participant ceases to be employed by a Participating Subsidiary for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. Transfer of a participant's employment from one Participating Subsidiary to another without material interruption shall not be deemed a termination of employment for purposes of this Section 11. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant's payroll withholdings account.

            (b) Following transfer of a participant's employment without material interruption from a Participating Subsidiary to the Company or any subsidiary of the Company other than a participating Subsidiary, any outstanding option granted to such participant under the Plan shall not terminate until the occurrence of the earliest of: (i) the last Purchase Date included in the term of such option; (ii) enrollment of the participant in the U.S. Plan; or (iii) any event or change of condition or status (other than the transfer described in this Section 11(b)) that would have caused the option to terminate if the transfer of employment described in this Section 11(b) had not occurred. While an option remains outstanding pursuant to this Section 11(b), the Company or other subsidiary to which the participant is transferred shall, in accordance with Section 7, effect payroll withholdings under the option and shall remit them to the Company or the Participating Subsidiary that employed the participant at the time of the transfer; such withholdings shall be credited to the Participant's payroll withholdings account at the time withheld by the Company or other subsidiary and in the currency of the Company or subsidiary by which the participant is employed at the time of the withholdings.

      12.   Designation of Beneficiary

            (a) Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company or the Participating Subsidiary and shall control over any disposition by will or otherwise.

            (b) As soon as administratively feasible after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant's estate. Such payment shall relieve the

Participating Subsidiary of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

      13.   Assignment

            (a) The rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company or the Participating Subsidiary for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

            (b) A participant's right to purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Committee.

      14.   Administrative Assistance

            If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section 13(b).

      15.   Costs

            All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

      16.   Equivalent Rights and Privileges

            It is intended that all eligible employees shall have substantially equivalent rights and privileges with respect to the Plan; notwithstanding any other provision of the Plan, however, the Committee may make such changes in the terms of eligibility and participation from Subsidiary to Subsidiary that it determines, in its discretion, to be necessary or desirable to reflect or comply with local laws or conditions.

      17.   Applicable Law

      The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

      18.   Modification and Termination

            (a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. To the extent required for the Plan to comply with Rule 16b-3 or applicable tax laws or regulations, no amendment shall be effective unless within 12 months after it is adopted by the Board, it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy, if such amendment would:

            (i) increase the number of shares reserved for purchase under the Plan;

            (ii) increase the benefits accruing to participants under the Plan;
or

            (iii) modify the requirements as to eligibility for participation in the Plan.

            (b) In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

            (c) In the event of the sale of all or substantially all of the assets of Sybase or a Participating Subsidiary, or the merger of Sybase or a Participating Subsidiary with or into another corporation, or the dissolution or liquidation of Sybase, a Purchase Date shall occur on the trading day immediately preceding the date of such event, unless otherwise provided by the Board in its sole discretion, including provision for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof.

      19.   Rights as an Employee

            Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Participating Subsidiary or to affect the Participating Subsidiary's right to terminate the employment of any person at any time with or without cause.

      20.   Rights as a Shareholder; Delivery of Certificates

            Unless otherwise determined by the Board, certificates evidencing shares purchased on any Purchase Date shall be delivered to participants as soon as administratively feasible. Participants shall be treated as the owners of their shares effective as of the Purchase Date.

      21.   Board and Shareholder Approval

            The Plan was approved by the Board of Directors on April 30, 1991, and by the holders of a majority of the votes cast at a duly held shareholders' meeting on June 13, 1991, at which a quorum of the voting power of the Company was represented in person or by proxy. As amended and restated to adopt amendments not requiring shareholder approval, the Plan was approved by the Board of Directors on July 30, 1991. The Plan was amended by the Board of Directors on January 28, 1993, January 27, 1994, January 24, 1995 and January 21, 1997 and such amendments were approved by the holders of a majority of the votes cast at a duly held shareholders' meeting on May 18, 1993, May 24, 1994, May 23, 1995, and May 20, 1997 respectively. The Plan also was amended by the Board of Directors on March 13, 1998.

                                       SYBASE, INC.


                                       By:   /s/ MITCHELL L. GAYNOR
                                       ------------------------------------
                                       Its:  Vice President, General
                                             Counsel and Secretary
                                       Date: March 13, 1998